MATRIX/LMH VALUE FUND
                                            444 Madison Ave., Ste. 302
                                                New York, NY 10022


                                        STATEMENT OF ADDITIONAL INFORMATION




         This Statement of Additional Information dated September 15, 1997 contains information about the MATRIX/LMH VALUE FUND (the "Fund"), in addition to that contained in the Fund's prospectus, dated September 10, 1997. This Statement is not a prospectus, and should be read in conjunction with the Fund's prospectus, which may be obtained by calling (212) 486-2004 or (800) 385-7003.








                                                 Table of Contents

Page

2........................................................................................................Investment Program
3...................................................................................................Investment Restrictions
4.........................................................................................Additional Investment Information
5............................................................................Directors, Officers and Principal Shareholders
6........................................................................................................Investment Adviser
7..................................................................................... Portfolio and Brokerage Transactions
8.........................................................................................Additional Redemption Information
8................................................................................................Additional Tax Information
9...................................................................................................Performance Information
10........................................................................................................Observed Holidays
10.............................................................................................Custodian and Transfer Agent
10......................................................................................Counsel and Independent Accountants
10............................................................................................................Capital Stock
11.....................................................................................................Financial Statements


                                                INVESTMENT PROGRAM

         The following information supplements the discussion of the Fund's investment program beginning on page 4 of the prospectus.


Options on Securities

         The Fund may write (sell) covered call options on its portfolio securities ("covered options") in an attempt to enhance gain, although it has no present intention to do so and may only do so to the extent of up to 5% of its net assets.

         When the Fund writes a covered call option, it gives the purchaser of the option the right, upon exercise of the option, to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the "premium"). If the call option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund forgoes, in exchange for the premium less the commission ("net premium") the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         The Fund may terminate its obligation as writer of a call option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction."

         Closing purchase transactions enable the Fund immediately to realize gains or minimize losses on its options positions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, stock index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, which could disrupt trading in option positions on such indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to terminate its obligations or minimize its losses under such options prior to their expiration.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

                                              INVESTMENT RESTRICTIONS

         The Fund has adopted the following investment restrictions, which are "fundamental policies" which cannot be changed without approval of the holders of a majority of the Fund's shares, as defined on page 13 of the prospectus. The Fund may not:

         1. Purchase any securities which would cause more than 5% of the Fund's total assets at the time of such purchase to be invested in the securities of any issuer, but this limitation does not apply to obligations issued or guaranteed by the U.S. Government;

         2. Purchase any securities which would cause the Fund at the time of such purchase to own more than 10% of the outstanding voting securities of any class of any issuer, but this limitation does not apply to obligations issued or guaranteed by the U.S. Government;

         3. Purchase any securities which would cause more than 25% of the Fund's total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry;

         4. Invest in companies for the purpose of exercising management or control;

         5. Purchase or sell real estate, although the Fund may invest in the readily marketable securities of companies whose business involves the purchase or sale of real estate;

         6.  Purchase or sell commodities or commodities contracts;

         7. Purchase the securities of any investment company, except (I) in the open market where no profit to a sponsor or dealer other than customary brokerage commissions results from such purchases or (ii) if acquired in connection with a plan of reorganization;

         8.  Purchase securities on margin;

         9.  Effect short sales of any securities;

         10. Make loans, except by the acquisition of a portion of an issue of publicly traded bonds, debentures, notes, and other debt securities;

         11. Borrow money, except for temporary emergency purposes in amounts not in excess of 5% of the Fund's total assets;

         12.  Mortgage, pledge or hypothecate securities;

         13. Act as an underwriter of securities except insofar as the Fund might technically be deemed an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities;

         14. Purchase or retain the securities of any issuer if the Fund's officers or directors, or those of the Advisor, who each own .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities; or

         15. Issue any class of securities senior to any other class of securities.

         As a matter of operating but not fundamental policy, which can be changed without shareholder approval, the Fund may not purchase any securities which would cause more than 5% of the Fund's total assets at the time of such purchase to be invested in securities which may not be publicly sold without registration under the Securities Act of 1933 or are otherwise not readily marketable. If such policy were to be changed, such investments would be limited to no more than 15% of total assets.

         The Fund is required to comply with all of the above fundamental and operating investment restrictions only at the time the relevant action is taken. The Fund need not liquidate an existing position solely because a change in the market value of an investment, or a change in the value of the Fund's net or total assets, cause it to not comply with the restrictions at some future date.


                                         ADDITIONAL INVESTMENT INFORMATION

         While the Fund intends to invest primarily in equity securities, it will purchase such securities only when suitable investments can be found. During periods when suitable investments cannot be found, and as an interim measure pending investment in equity securities, the Fund may elect to maintain a portion of its assets in fixed income securities. Such investments, except as stated below, will have a maturity of less than one year and will consist of U.S. Government securities, certificates of deposit and bankers' acceptances of U.S. banks and commercial paper. All non-U.S. Government short-term investments will have received one of the two highest ratings from a major rating service. In the case of direct obligations of the U.S. Treasury, the Fund may invest in instruments of any maturity.

         The Fund has the authority to invest up to 10% of its total assets in foreign securities, but only if such securities are traded on national securities exchanges or in the over-the-counter market in the United States. Investment in foreign securities may involve special risks, such as changes in the administrative, economic and monetary policies of foreign governments.

         For the year ended June 30, 1997 and June 30, 1996, the Fund's portfolio turnover rates were 129% and 57%, respectively.

                                  DIRECTORS, OFFICERS and PRINCIPAL SHAREHOLDERS

     The directors and officers of the Fund are as follows:

Name and Address and Principal                                         Offices with the Fund
Occupations During the Past Five Yrs.


David A. Katz, CFA, Age 35*                                            President, Secretary, and Treasurer
444 Madison Ave.
New York, NY 10022

Mr. Katz is President and Chief Investment Officer of Matrix Asset Advisors, the
Fund's Advisor, and portfolio manager of the Fund. He has been associated with the Advisor and its predecessor since its founding in 1986.


Robert M. Rosencrans, Age 69                                           Director
331 Round Hill Rd.
Greenwich, CT 06830

Mr. Rosencrans has been President of Columbia International, Inc. since 1984.  From 1962 to 1984 he was President and Chief Executive Officer of United Artists Cablesystems Corporation.


Mr. T. Michael Tucker, Age 54                                          Director
218 South Pear Street
Blountstown, FL 32424

Mr. Tucker is the owner of T. Michael Tucker, a certified public accounting firm which he established in 1977.


Mr. Larry D. Kieszek, Age 46                                           Director
222 Northeast First Street
Gainesville, FL 32602

Mr. Kieszek is Managing Partner of Purvis, Gray & Company, a certified public accounting firm with which he has been associated since 1974.

-----------------
*Mr. Katz is an "interested person" of the Fund within the meaning of the Investment Company Act of 1940.

         All directors who are not interested persons receive a fee of $500 per meeting plus expenses of attending Board of Directors meetings. With respect to meetings held during the fiscal year ended June 30, 1997, the Directors did not receive fees or expense reimbursement.

         The directors and officers of the Fund as a group may be deemed to own beneficially less than 1% of Fund shares outstanding as of September 1, 1997.



                                                INVESTMENT ADVISER

         Matrix Asset Advisers, Inc. (the "Adviser") serves as the Fund's Investment Adviser under an Advisory Agreement, which provides that the Adviser will obtain and evaluate information relating to the economy, industries, businesses, securities markets and securities, formulate a continuing program for the management of the Fund's assets in a manner consistent with its investment objective, and implement this program by selecting on a discretionary basis the securities to be purchased or sold by the Fund and placing orders for such purchases and sales. In addition, the Adviser provides for the Fund's office needs, supervises the maintenance of the Fund's books and records, provides the Fund with persons competent to perform all of these executive and administrative functions, supervises and coordinates the activities of the Fund's institutional and other agents (e.g., custodian, transfer agent, independent accountants, outside legal counsel), and permits its officers and employees to serve as directors and officers of the Fund, all without additional cost to the Fund. Certain directors and officers of the Adviser presently serve as directors or officers of the Fund. The Adviser has retained, at its own expense, Investment Company Administration Corporation, 560 Hudson Street,
Hackensack, NJ 07601, to assist it in providing the Fund with certain administrative services.

         The Fund pays all other expenses incurred in the operation of the Fund, except as provided below, including taxes, fees and commissions, bookkeeping expenses, share issuance expenses, expenses of redemption of shares, charges of its custodian and transfer agent, costs of preparing and printing reports and prospectuses for the Fund's existing shareholders, registration fees, auditing and legal expenses, and expenses and fees of outside directors.

         The Adviser also has agreed to pay the fees and expenses of printing and distributing reports or prospectuses prepared for the Fund in connection with the offering or sale of its shares, of preparing and setting in type, printing and mailing all advertising and sales literature and all other expenses in connection with the offer and sale of Fund shares not specifically allocated to the Fund.


         The Fund has agreed to pay the Adviser, as compensation for all services rendered, staff and facilities provided and expenses paid or assumed (excluding organizational costs), an annual fee, payable monthly, of 1% of the Fund's average daily net assets. Heine Management Group, Inc. served as Investment Adviser to the Fund from its inception until April 18, 1997, when shareholders approved the Investment Advisory Agreement with the Adviser. For the fiscal year ended June 30, 1997, investment advisory fees of $75,679 were incurred, of which $38,128 were waived by Heine

Management and the Advisor. Heine Management received advisory fees of $64,214 for the year ended June 30, 1996, and $58,499 for the year ended June 30, 1995. The Advisory Agreement continues in effect from year to year, if such continuation is specifically approved at least annually by the Fund's Board of Directors at a meeting called for that purpose, or by vote of the holders of a majority of the Fund's shares, and in either case, also by a vote of a majority of the Fund's shares and in either case, also by a vote of a majority of directors who are not "interested persons" of the Adviser or the Fund within the meaning of the Investment Company Act of 1940. The Advisory Agreement is subject to termination by either party without penalty on 60 days' written notice to the other and terminates automatically in the event of its assignment.


         The Adviser is a registered investment advisor which was founded in 1986. It provides investment advisory services to individuals, endowment and pension accounts with a value of over $400 million. The Adviser is controlled by Mr. David A. Katz and Mr. Morley Goldberg.

         The Advisory Agreement provides that neither the Adviser, its directors, officers or employees, nor certain other persons performing specific functions for the Fund, shall be liable to the Fund, except for any loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


                                       PORTFOLIO AND BROKERAGE TRANSACTIONS

         The Investment Adviser is responsible for the selection of brokers and dealers to effect the Fund's portfolio transactions, subject to the supervision of the Fund's Board of Directors. It is the policy of the Fund to select brokers and dealers who will provide the Fund with the best price and execution of orders. Commission rates are a component of price and are considered together with other relevant factors.

         Purchases and sales of securities not traded on a national securities exchange are generally executed with primary market makers, except when it is determined that a better price or execution may otherwise be obtained. The Fund may purchase securities from, or sell securities to, dealers acting as principals on a net basis.

         The Fund is permitted by law to place orders with brokers or dealers who may charge a higher commission than other brokers may charge, if the Investment Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage service and research information provided the Fund. The Investment Adviser expects to rely predominantly on its own research and not use research services supplied by brokers.


         Subject to the requirements of obtaining the best price and execution, the Investment Adviser may execute a portion of the Fund's transactions through brokers who have assisted investors in effecting purchases of Fund shares or who have recommended the purchase of Fund shares to investors. The Fund paid in brokerage commissions $38,079 for the year ended June 30, 1997,

12,064 for the year ended June 30, 1996 and $8,432 for the year ended June 30, 1995. All such commissions were paid to persons unaffiliated with the Fund or the Investment Adviser.


     The Fund's portfolio turnover rate for the fiscal year ended June 30, 1997 was 129% and for the fiscal year ended June 30, 1996 was 57%. The higher rate for the 1997 fiscal year was attributable primarily to the repositioning of the Fund's portfolio as a consequence of the change in Fund management and advisory relationships.


                                         ADDITIONAL REDEMPTION INFORMATION

         The Fund may suspend the right of redemption: (a) for any period during which the New York Stock Exchange is closed, or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (b) when there is an emergency as determined by the Commission as a result of which it is not practicable for the Fund to dispose of its securities; or (C) for such other period as the Commission may by order permit for the protection of the Fund's shareholders.

         The Fund has made an election pursuant to Rule 18f-1 under the Investment Company Act which obligates it to pay in cash all redemptions to any shareholder of record unless a shareholder requests a redemption, within a 90 day period, of shares having a value in excess of (I) $250,000, or (ii) 1% of the Fund's net asset value, whichever is less. In this case, the Fund is permitted to pay the redemption price in whole or in part by a distribution of securities from its portfolio. In that event, the value of the securities distributed would be equal to the amount redeemed, determined at the same time, and in the same manner, as the redemption price is determined. Shareholders who receive redemption payments in securities may incur brokerage costs in converting the securities they receive into cash.


                                            ADDITIONAL TAX INFORMATION

Tax Status of the Fund. The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and, as such, will pay no Federal income taxes on net income or net realized capital gains distributed to shareholders. Consistent with requirements for qualification as a regulated investment company, the Fund intends to distribute each year substantially all of its net investment income and net profits received from sales of portfolio securities, after offsetting against these profits any available capital loss carryforwards. The availability of net income for dividends is dependent on the level of the Fund's income and expenses, and the actual amount and timing of any dividend or distribution is subject to the discretion of the Fund's Board of Directors. Another requirement for qualification as a regulated investment company is that the Fund derive less than 30% of its gross income from the sale or other disposition of securities held by it for less than three months.

Taxation of Distributions. Under current law, ordinary income dividends received by corporate shareholders may be eligible for the 70% dividends-received deduction for corporations. The dividends-received deduction for corporations will apply to that portion of the ordinary income dividend designated by the Fund as qualifying for the dividends-received deduction. Any distributions made by the Fund will not be eligible for the dividends-received deduction with respect to shares which are held by the shareholder for 45 days or less. Capital gains distributions do not qualify for the dividends-received deduction.

         Investors should carefully consider the impact of buying Fund shares just before the declaration of an income dividend or capital gains distribution. Any such dividend or distribution paid shortly after a purchase of shares will reduce the net asset value of the shares by the amount of the dividend or distribution. The dividend or distribution, though in effect a return of capital, would be taxable as ordinary income.


         Investors will recognize gain or loss upon the redemption of shares of the Fund. Such gain or loss will be capital gain or loss if the shares were held as capital assets by the investor. Such capital gain or loss will be long-term or short-term depending upon the investor's holding period for such shares.


         The Fund will be subject to a non-deductible 4% excise tax on the excess of certain required distributions over the amounts actually distributed by the Fund. The Fund expects to declare and pay such distributions of net investment income and capital gains as may be necessary to avoid the application of this excise tax. The foregoing is a summary discussion of the federal income tax consequences is based on federal income tax laws and regulations believed to be in effect on the date of this Statement. This discussion is not intended to be comprehensive and investors are urged to consult their tax advisers concerning specific questions regarding federal, state and local taxation.


                                              PERFORMANCE INFORMATION

         As indicated in the prospectus, from time to time the Fund may include its average total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance.

         Average annual total return quotations for the specified periods are computed rates of return ("T") (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested ("P") to the redeemable value of such investment at the end of each period ("ERV"), over a period of time ["n"], according to the following formula:

                                                             n
                                            P (1 + T)  = ERV

         The Fund may also quote aggregate total return performance data. Aggregate total return data generally will be higher than average annual total return data since the aggregate rate of return reflects performance over a longer period of time. The Fund's average annual total return for the fiscal year ended June 30, 1997 was 23.47%.


                                                 OBSERVED HOLIDAYS


         The following is a list of holidays on which the New York Stock Exchange is closed and therefore, shares of the Fund will not be traded: New Years Day; Martin Luther King, Jr. Day, Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Christmas Day.



                                           CUSTODIAN AND TRANSFER AGENT


         Star Bank acts as custodian of the Fund's assets and serves as the Fund's transfer agent. These activities are performed at 425 Walnut Street, Cincinnati, OH 45202. American Data Services, P.O. Box 5536, Hauppauge, NY 11788-0132 is the Fund's transfer agent.



                                        COUNSEL AND INDEPENDENT ACCOUNTANTS

         Shereff, Friedman, Hoffman & Goodman LLP, 919 Third Avenue, New York, NY 10022, serves as counsel to the Fund. Price Waterhouse LLP, 100 E. Wisconsin Ave., Milwaukee, WI 53202 serves as the Fund's independent accountants.


                                                   CAPITAL STOCK

         The Fund's shares are denominated "Common Stock, $.01 par value." Shares have no pre-emptive rights and are fully paid and non-assessable. Shares have non-cumulative voting rights, which means the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so, in which event the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any directors.

         Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on any matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act of 1940 does not require shareholders to act upon any of the following matters: (I) election of directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; (iv) ratification of selection of independent accountants.


         On September 8, 1997, the following persons owned 5% or more of the Fund's outstanding voting securities:

         Charles Schwab & Co., Inc. Special Custody Account for Benefit of Customers, San Francisco, CA 94104-4122: 10.81%.

         Richton International Corp., F. R. Sullivan, Madison, NJ 07940-2336:
          9.88%.

         Star Bank, N/A, Custodian P. S. Brooks IRA, Tarrytown, NY 10591: 6.89%

         Andrew Levitt, P. Whalen Levitt, Jt.Ten., Greensboro, NC 27403: 5.41%

                                               FINANCIAL STATEMENTS

         The annual report to shareholders for the Fund for the fiscal year ended June 30, 1997 is a separate document supplied with this Statement of Additional Information and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this Statement of Additional Information.